GOLDEN STATE BANCORP INC.

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Richard H. Terzian, state and attest that:

1. To the best of my knowledge, based upon my review of the covered reports of Golden State Bancorp Inc., and, except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

2. I have reviewed the contents of this statement with Golden State Bancorp Inc.'s Audit Committee.

3. In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     o Golden State Bancorp Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001.

     o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Golden State Bancorp Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     o    any amendments to any of the foregoing.

   /s/ Richard H. Terzian
_______________________________
Richard H. Terzian                          Subscribed and sworn to before
Chief Financial Officer                     me this 12th day of August, 2002.

August 12, 2002
_______________________________                  /s/  Jacqueline C. Chan
Date                                        ____________________________________
                                            Notary Public

                                            Jacqueline C. Chan
                                            Commission #1227609
                                            Notary Public - California
                                            San Francisco County

                                            My Commission Expires:  July 2, 2003